UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): September 16, 2008

IGI LABORATORIES, INC.
(Exact name of registrant as specified in charter)

DELAWARE	001-08568	01-0355758
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	file number)	Identification Number)

105 Lincoln Avenue
Buena, New Jersey 08310
(Address of principal executive offices)(Zip Code)

(856) 697-1441
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 3, 2008 ("Separation Date"), Carlene Lloyd, the Vice President of Finance of IGI Laboratories, Inc., a Delaware corporation (the "Company"), will no longer be employed by the Company. As of such date, Justine Kostka, the Company's Assistant Controller, will take over responsibility as the Company's principal financial officer while the Company conducts a search for a permanent replacement.

In connection with Ms. Lloyd's departure from the Company, the Company entered into a Separation Agreement ("Separation Agreement") dated September 16, 2008 with Ms. Lloyd. The Separation Agreement provides that the Company shall pay Ms. Lloyd severance in the amount of $26,153.85, in the form of salary continuation for a 16 week period ("Initial Severance Period"). In addition, if Ms. Lloyd performs the duties reasonably requested of her during the 16 week period following the Separation Date, she will be paid an additional $13,076.92 of severance, in the form of salary continuation for an additional 8 week period ("Additional Severance Period") following the Initial Severance Period. Further, during the Initial Severance Period and the Additional Severance Period, if applicable, the Company will provide Ms. Lloyd with continued participation in the medical insurance coverage plans of the Company.

Also, in the Separation Agreement, Ms. Lloyd agreed to provide the Company with a general release, and Ms. Lloyd agreed to certain restrictive covenants, including confidentiality and non-disparagement, and non-competition and non-solicitation for a period of eighteen months and two years, respectively, after the Separation Date.

The description of the material terms of the Separation Agreement above is subject to the full terms and conditions of the Separation Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Justine Kostka, 54, joined the Company as Assistant Controller in April 2008. From October 2005 to January 2008, Ms. Kostka served as Controller for the Philadelphia Flyers, a professional hockey franchise. From May 2004 until September 2005, she served as Controller for Associated Builders & Contractors, Inc., New Jersey chapter, a national trade association. From 1997 until 2004, she served as Controller for The Translation Group, Ltd., which provided translation services and products. Ms. Kostka has over 25 years of experience as a Certified Public Accountant. Ms. Kostka received a BA in Economics-Accounting from the College of the Holy Cross, Worcester, MA.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

Exhibit 10.1	Separation Agreement and Release dated September 16, 2008 between IGI Laboratories, Inc. and Carlene Lloyd

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGI, INC.

Date: September 22, 2008	By: /s/ Rajiv Mathur

Name: Rajiv Mathur
Title: President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Separation Agreement and Release dated September 16, 2008 between IGI Laboratories, Inc. and Carlene Lloyd